Exhibit 99.1

MyDx , Inc. Shareholder Update & QA Webcast (Feb 4, 2016) OTCQB:MYDX

© 201 6 My Dx , Inc. – All Rights Reserved 2 Statements in this presentation that are not descriptions of historical facts are " forward - looking statements " relating to future events , as that term is defined in Section 27 (a) of the Securities Act of 1933 , as amended, and Section 21 (e) of the Securities Exchange Act of 1934 , as amended . Statements may contain certain forward - looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results . Any statements in this presentation that are not statements of historical fact may be considered to be forward - looking statements . Words such as "may," "will,“ "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward - looking statements . These forward - looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful commercialization of the Company’s products , development of new products, the impact of competitive products or pricing, technological changes, the uncertainty regarding the laws and regulations governing the use and sale of cannabis, the effect of economic conditions , and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission . Except as required by Federal securities law, the Company does not undertake any obligation to release publicly any revisions to any forward - looking statements . This presentation is for informational purposes only . This presentation does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company . Forward - Looking Statements

© 201 6 My Dx , Inc. – All Rights Reserved Today, there is no quick, easy and affordable way for consumers to test the safety & composition of what they eat, drink and inhale . The Challenge

The Solution


MyDx
CANNA Dx


2016
CANNABIS
ACCESSORIES GUIDE
CANNAINSIDER
The Coolest New Products for Cannabis Enthusiasts

- CDx, Inc. is a Science & Technology Company founded 2013, Headquarters in San Diego, CA
- **Mission:** Empower consumers to **Trust & Verify™** what we put into our minds & bodies.
- Developed MyDx™ (My Diagnostic), the first handheld chemical analyzer for consumers.
- Quick, easy & affordable way for consumers to test the safety & composition of what they eat, drink & inhale.
- Raised $7.6m in private equity (Seed, Series A, Series B) over 3 years.
- Successfully Developed and Tested 220 Beta Units in the Field for the Cannabis Industry (Feb-Jun 2015)
- Completed merger with MyDx, Inc. [OTCQB:MYDX] (May 2015)
- CannaDx Product Released (July 2015)
- MyDx Named Official Marijuana Analyzer of the Cannabis Community by MassRoots [MSRT], a leading social platform for the cannabis industry – who has over 750,000 grassroots followers (Aug 2015)
- MyDx, Inc. Reported First Quarterly Revenues in Q315: $219,180.00
- MyDx Named the Coolest New Product for Cannabis Enthusiasts in the 2016 Cannabis Guide by CannaInsider (Jan 2016)

© 2016 MyDx, Inc. – All Rights Reserved

© 201 6 My Dx , Inc. – All Rights Reserved ▪ Our learning algorithms are able to track chemical profiles that work for each patients and leverage that data to predict how an unknown strain will make them feel. ▪ The more you test, the smarter the MyDx algorithm becomes for you.

© 201 6 My Dx , Inc. – All Rights Reserved Team & Values

© 201 6 My Dx , Inc. – All Rights Reserved ▪ Daniel Yazbeck is the founder, seed investor and creator of the MyDx Analyzer. ▪ Daniel founded the Yazbeck Consulting & Investment Group in 2007 and is a seasoned entrepreneur and cashflow investor for over 10 years. ▪ Daniel leverages nearly 15 years of experience with Fortune 500, as a Scientist for Pfizer Pharmaceuticals specializing in Chemical R&D technologies, and as a Strategic Market Developer for Panasonic, engineering new products and partnerships for the consumer electronics healthcare industry. ▪ Daniel holds a Master's Degree in Medicinal Chemistry from McGill University with a minor in Marketing, and has co - authored several world patents and research publications . To learn more, please visit: www.yazbeckinvestments.com http ://www.marijuanainvestorsummit.com/speaker/daniel - yazbeck / CEO Profile

© 201 6 My Dx , Inc. – All Rights Reserved MyDx Solution Components MyDx Sensors Each Sensor is interchangeable and specifically designed for each targeted application. MyDx Analyzer Package The MyDx Analyzer is portable, wireless, and operates quietly to analyze . Includes 1 CannaDx Sensor , 15 Samples Inserts, 1 Year Warranty MyDx Cloud Massive Knowledge Base of MyDx Fingerprints, Total Chemical Profile data, associated with feeling and ailment relief. MyDx Sensor Inserts Replaceable MyDx Sensor Inserts ensure each test is clean with vacuum air connection. MyDx App Available for iOS or Android phones to help operate and track MyDx samples. FREE $699 MyDx Care Package Comprehensive Warranty Extension for 1 - 3 years including unlimited replacement sensors $69 $1.29 - $1.49 $69.99 - $129.99

© 201 6 My Dx , Inc. – All Rights Reserved © 201 6 My Dx , Inc. – All Rights Reserved ▪ Acting as an Electronic Nose, MyDx is engineered to mimic Nature’s Designs to detect chemicals ▪ MyDx can smell chemicals in the parts per billion level (more sensitive than our nose). ▪ MyDx Leverages technology that has been developed and used for over 15 years ▪ NASA to test air quality for astronauts ▪ Funded by the Bill and Melinda Gates Foundation for TB in Breath ▪ The sample that is placed in the MyDx device is analyzed by an array of sensors exposing chemicals that are present ▪ The MyDx Analyzer Process the Signal ▪ Our Software and Algorithms mimick the human brain to match patterns generated by our sensors with chemicals in our reference database Technology Sampling chemical vapors Human Sense of Smell Conversion to electrical impulse Processing & interpretation Electronic Sense of Smell

© 201 6 My Dx , Inc. – All Rights Reserved Concentration Dependence Example for Exposure to α - pinene on Channel 16 R 2 = 0.96

© 201 6 My Dx , Inc. – All Rights Reserved Reproducibility to Limonene at 100 ppm for Channel 4 σ = 4%

© 201 6 My Dx , Inc. – All Rights Reserved The Untapped Science of Cannabis ▪ There are 400 + chemicals in Cannabis, it's not just about THC . ▪ Most of them fall into three categories : cannabinoids , terpenoids , & flavonoids . ▪ Each of these compounds can modify the therapeutic effects of the plant . ▪ There are hundreds of different chemical combinations, each producing a different effect on different people . ▪ Our CannaDx ™ Application tests cannabis flower for 25 important chemicals of interest, including Cannabinoids and Terpenes and associates them with feelings and ailment relief .

© 201 6 My Dx , Inc. – All Rights Reserved CannaDx ™ Application

© 201 6 My Dx , Inc. – All Rights Reserved Cannabis Legalization Status Medical cannabis legalized Cannabis legalized for recreational use No laws legalizing cannabis 14 CannaDx ™ Market Find a Cannabis STRAIN that works for you ▪ The federal government does not yet mandate medical cannabis testing , yet. ▪ Consumers don’t have a standardized universal & practical testing solution today. ▪ Projected market forecasts are increasing: • 27 medical compassionate states • 5, including DC, adult use states • Grew 74% to 2.7 Bn 2014. $10.8Bn by ‘18 State Cannabis Laws Map 1 $2B $3 $5 $7 $8 $10B 2013 2014E 2015E 2016E 2017E 2018E Series 1 1) Governing The States and Localities, Nov 2014 2) ArcView Market Research; Nov 2013 3) http ://www.canorml.org/RingTestOShaughnessys_Aut11. pdf 4) Marijuana Business Factbook 2015 U.S. Medical Cannabis Market2

© 201 6 My Dx , Inc. – All Rights Reserved Get Information Seek Recommendation Capture Experience Analyze Strains 10 Key Features for CannaDx

© 201 6 My Dx , Inc. – All Rights Reserved Analyze Strains + Capture Experience

© 201 6 My Dx , Inc. – All Rights Reserved Seek Recommendation

© 201 6 My Dx , Inc. – All Rights Reserved Get Information & Personalize Experience

© 201 6 My Dx , Inc. – All Rights Reserved Email & Print Certificate of Analysis Recalibrate Results View Nearest Chemical Profiles MyDx Latest Features

© 201 6 My Dx , Inc. – All Rights Reserved EXPERIMENT 1. One strain of Cannabis Flower (Girl Scout Cookies) was purchased from a local dispensary in San Diego. 2. 500 mg of the same sample was provided to our local testing lab for analysis via Gas Chromatography. 3. Approximately 40 - 50 mg of flower sample was ground against the rim of a MyDx Sample Insert and filled to the Brim. 4. Step 3 was repeated 10 times with 10 Sample Inserts. 5. The MyDx Software was used to measure 10 Samples across 10 Different Devices and Sensors 6. The MyDx Total Canna Profile Signatures generated were processed via our signal processing and algorithm software. Consistency and Accuracy Data CannaDx Sensor Target Relative Accuracy : 80 % or more Target Consistency: 20 % or less GC Lab Reference Population Data Average MyDx Consistency Average MyDx Relative Accuracy Min Range Max Range # Tests within 80% Accuracy Total Tests THC 7.79% 83.70% 11.74 23.78 985 1571 CBD 107.73% 42.26% 0.039 2.263 201 1571 CBN 33.55% 60.10% 0.045 0.324 321 1571 Beta Caryophelene 25.33% 63.77% 0.239 1.216 458 1932

© 201 6 My Dx , Inc. – All Rights Reserved The MyDx Data Portal www.mydxprofile.com

© 201 6 My Dx , Inc. – All Rights Reserved ▪ MyDx Team is currently analyzing Crowdsourced Data for possible chemical profiles that can be formulated into product. ▪ Goal is to share findings with Scientific Community ▪ Goal is to find a partner to validate and license data for product formulations

© 201 6 My Dx , Inc. – All Rights Reserved 23 CannaDx – Empowering an Industry Manufacturers • Know what you’re growing • Optimize plant growth conditions • Enjoy more profits from better quality product Distributers • Know what you are buying and selling • Capture real - time quality control at the POS • Track buying/selling history and sources Consumers • Know what you are putting in your body • Test the safety and Potency (%THC, CBD, etc) • Find the best strain that works for you Regulators • Know what you’re tracking • Track production lots with “chemical fingerprint” • Consumer Grade (Mothers)

Sales Model Overview

Web Sales

- MyDx Affilate Marketing Portal (www.mydxstore.com/affiliate)
- Google SEO #1 Ranked for Cannabis Tester.
- MassRoots (29,000 Followers)
- Leafly
- Social Media Engagement (167,000+ Followers)

Conferences & Tradeshows

Recent:

- New West Summit
- MMJ Investor Summit
- Emerald Scientific Conference
- Emerald Cup
- Blazer's Cup

Upcoming:

- High Times Cannabis Cup (This Weekend)
- CannaTech Israel (March)

Distribution Channel Partners

- Over 60 distribution prospects
- Chosen Distributors (TBA)

24
© 2016 MyDx, Inc. – All Rights Reserved

© 201 6 My Dx , Inc. – All Rights Reserved Leafly Advertising Example

© 201 6 My Dx , Inc. – All Rights Reserved Recent Media Mentions

© 201 6 My Dx , Inc. – All Rights Reserved Headquarter Facilities Update

© 201 6 My Dx , Inc. – All Rights Reserved Manufacturing Update MyDx has graduated from a New Product Introduction (NPI) Manufacturing Line to a Full Production Line at our contract manufacturing facilities in Fremont, CA. We have streamlined our fulfillment capabilities and are ready to scale.

© 201 6 My Dx , Inc. – All Rights Reserved ▪ MyDx, Inc . Intellectual Property : CDx IP Covers the rights to a family of 4 pending application patents to detect chemicals in solids liquids , and gases and outline a novel method for drug development, preparation & administration that bypass es preclinical validation by going directly to the consumer . ▪ Licensed IP : Ongoing Exclusive Worldwide License (Cannabis field of use) from Next Dimension Technologies, Inc . to over 30 issued patents that cover all aspects of their commercial conducting polymer based sensor array technology . The company’s key patents protect the composition of the sensors, the sensor manufacturing processes, sensor substrate design, data analysis routines, and use of the sensors in a broad range of applications . ▪ Trade Secret : Development partner will manufacture disposable sensors in California and maintain it as a trade secret and will provide option for Can n aDx to outsource if they cannot deliver on price/quality requirements outlined in our agreement . IP Protection

4 Year Business Plan Status

MyDx

STAGE	FOCUS	RESULTS
Proof of Concept	Seed Financing Product Proof of Concept Market Proof of Concept	✓ **2013: FOUNDATION ESTABLISHED** ☑ Seed Funding Secured from Yazbeck Group ($210,000) ☑ Prepared product and market for crowdfunding campaign ☑ Strategic Partners secured for both R&D and Market ☑ Intellectual property portfolio established
Development	Series A Financing MyDx Product Development CannaDx Market Development	✓ **2014: PRODUCT DEVELOPED** ☑ Crowdfunding Launched Jan 2014 (220+ Pre-Orders) ☑ Series A Preferred: Closed April 2014 ($600,000) ☑ Convertible Notes: Closed September 2014 ($2M) ☑ Developed MyDx Canna Beta Product ☑ Manufactured MyDx Canna Beta Product ☑ Expand IP Portfolio
Commercialization (Product & Market)	Manufacturing Supply Chain Sales and Marketing Distribution Channels Next Gen Sensor Development (Organa / Canna+)	✓ **2015: PRODUCT RELEASED** ☑ 2/15 – Shipped 220 MyDx Beta Pre-Paid Units ☑ 3/15 - Series B Preferred ($4.8M) ☑ 5/15 - Completed Reverse Merger [OTCQB:MYDX] ☑ 7/15 - MyDx Canna Product Released ☑ 8/15 – Organa Preliminary R&D Completed ☑ 9/15 – Company Reorganization (R&D To Revenue) ☑ 11/15 – Reported $219K+ in Revenues for Q315
Next Generation	International Market & Sales Expansion New Core Technology Development New Applications Development Next Gen Products	**2016+: GROWTH** ☐ Global Market Footprint ☐ Spinout Verticals

30

© 2016 MyDx, Inc. – All Rights Reserved

CDx LIVE PURE

© 201 6 My Dx , Inc. – All Rights Reserved Reduction in Burn Analysis (As of Dec 31, 2015) - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 1 2 3 4 5 6 7 8 9 10 11 12 Total Revenue & Expense Total Expense Total Revenue Month in 2015 x Successfully decreased our monthly expenses by over 50% over the last 6 months. ▪ 9/30 Balance Sheet (per Q3 Financials): $124,075 Cash Remaining

MyDx Capital Options

1. 9/2015 - **Launched $2M Equity Financing Round**
   - Terms: $1.10 + 1:1 Warrant Coverage
   - Current stock Price does not support this pricing.
2. 9/2015 - **Yazbeck Investments Credit Line**
   - MyDx Issued $250,000 Credit Line from Yazbeck Investments.
3. 12/2015 - **Convertible Debt ("Hard Money")**
   - $50K Kodiak Capital
   - $100K Adar Bay
   - $100K Union Capital
   - Access to similar notes from various sources
4. 2/2016 – **Kodiak Registered Offering Equity Term Sheet Signed**
   - $1M of Company Securities to be Purchased, at the discretion of MyDx, at a 30% discount to 5 day trading Price
   - Accessible approximately March 2016 (requires registering of shares in an S1/A)
5. 2/2016 - **Manufacturing Line of Credit** (To Be Announced)
   - Fund MyDx 2 Development and Future Supply Chain
6. Analysis Phase: **Warrant Discount Exercise**
   - Series B holders may be given the right to exercise their warrants at a discounted rate within a limited time
   - Reduce overall cost basis
   - Secures non-dilutive cash to the company
   - Email Jotti@cdxlife.com if you are interested.

© 2016 MyDx, Inc. – All Rights Reserved

© 201 6 My Dx , Inc. – All Rights Reserved S1 Effectiveness ▪ Natural Amendment Process ▪ Down to a few comments ▪ Expect to be on file with an amendment within a week ▪ Expect to be effective shortly thereafter ▪ Includes the registration of shares underlying the warrants ▪ Shareholders  Find a brokerage firm to deposit your shares from NATCO

© 201 6 My Dx , Inc. – All Rights Reserved $80B $97 $113 $129 $145 $162B 2013 2014E 2015E 2016E 2017E 2018E Global Organic Food & Beverage Market 1 The OrganaDx ™ sensor will initially test for the most common pesticides linked to Cancer A booming industry: The global organic food & beverage market is expected to grow from $80B in 2013 to $162B by 2018 – 15% Compounded Annual Growth Rate (CAGR) 1 Over 10% of fruits & vegetables in the U.S. are sold as “O rganic ” 2 1) Reportlinker.com; June 2014 2) Organic Trade Association - OTA’s 2014 Organic Industry Survey Test what you EAT for organic properties OrganaDx™

© 201 6 My Dx , Inc. – All Rights Reserved Diazinon 333-41-5 Apple (0.5 PPM); Celery (0.7 PPM); Spinach (0.7 PPM); Potato (0.1 PPM); Peach (0.2 PPM); Nectarine (0.2 PPM); Pepper (0.5 PPM); Cucumber (0.75 PPM); Tomato (0.75 PPM) Cannabis March 2015 WHO REPORT: Diazinon , Glyphosate and Malathion Classified as Carcinogenic linked to Cancer Diazinon (Insecticide) • Estimated upper limit of detection is ~100 ppb in the vapor phase • EPA tolerance levels in produce range from 0.2 – 0.75 ppm x Estimated MyDx upper limit of detection is ~100 ppb in the vapor phase • EPA tolerance levels in produce range from 0.2 – 0.75 ppm OrganaDx™

© 201 6 My Dx , Inc. – All Rights Reserved Canna+ Sensor Development Residual Solvents Testing in Cannabis Oil

© 201 6 My Dx , Inc. – All Rights Reserved Test what you DRINK for harmful chemicals The AquaDx ™ sensor will test for contaminants found in your water Example: Bisphenol - A (BPA), used in the construction of water delivery pipes, are not even on the list of those regulated by the Safe Drinking Water Act 1 New York Times reported that the water for 49M + U.S. citizens contained illegal concentrations of arsenic , uranium , and bacteria . 1) Drinking Dirty Water: Is America’s Water Safety In Jeopardy?; Mar 2013 AquaDx™ Do you know what’s in your Water?

© 201 6 My Dx , Inc. – All Rights Reserved AeroDx™ Test what you INHALE for air quality The AeroDx ™ sensor will measure elements of th e E.P.A. air quality index by monitoring certain chemicals in the air Indoor & outdoor air quality testing U.S. indoor air quality equipment market is expected to grow from to $5.8B by 2019 (7% CAGR) 2 1) U.S. Consumer Product Safety Commission 2) BCC Research, Sept 2014 $4B $4 $5 $5 $5 $6B 2014E 2015E 2016E 2017E 2018E 2019E U.S. Indoor Air Quality Equipment Market2

© 201 6 My Dx , Inc. – All Rights Reserved Key Takeaway We are here to empower people to live a healthier life by creating a practical way for consumers to test & understand the chemicals & effects of what they eat, drink & inhale .

© 201 6 My Dx , Inc. – All Rights Reserved MyDx , Inc. Daniel Yazbeck 6335 Ferris Square, Suite B San Diego, CA 92121 Tel (800) 814 - 4550 daniel@ cdxlife.com www.cdxlife.com For more Investor Related Information, including SEC Filings, please visit ir.cdxlife.com Thank you.